Assumptions used to Estimate Fair Value of Stock Option Granted (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011 Employee Stock Option		Dec. 31, 2011 Stock Options Not Granted
Share based Compensation Arrangement Assumptions Used to Estimate Fair Values of Share Options Granted [Line Items]
Stock Price	$ 5.19	[1]	$ 1.30	[1]	$ 1.30	[1]
Risk-free rate	0.59%		2.14%		2.06%
Expected volatility	31.12%		35.00%		35.00%
Expected annual dividend yield	$ 0.0000		$ 0.0000		$ 0.0000
Expected term	3 years 10 months 13 days		4 years 7 months 6 days		4 years 5 months 27 days

[1]	Includes an equitable adjustment to holders of outstanding stock options in consideration to dividends declared on December 18, 2012 amounting to approximately $3.6 million.